UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2024

INNOVEX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19120 Kenswick Drive, Humble, Texas	77338
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 346-398-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	INVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As part of its infrastructure assessments to improve customer responsiveness and overall profitability, Innovex International, Inc. (the “Company”) is pursuing the sale of its Eldrige facilities located at 6401 North Eldridge Pkwy, Houston, Texas 77041 (the “Facilities”). There is currently no agreement in place to sell the Facilities, nor has a decision been made with respect to the price or timing of such potential sale. In addition, there can be no assurance that a sale will ultimately be completed.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence, manner and the timing of the potential sale, unanticipated difficulties or expenditures relating to the potential sale, the response of business partners and retention as a result of the announcement of the potential sale; and the diversion of management time on sale-related issues, the impact of general economic conditions, including inflation, on economic activity and on the Company’s operations, the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry, declines in investor and lender sentiment with respect to, and new capital investments in, the oil and gas industry, project terminations, suspensions or scope adjustments to contracts, uncertainties regarding the effects of new governmental regulations, the Company’s international operations, operating risks, the impact of the Company’s customers and the global energy sector shifting some of their asset allocation from fossil-fuel production to renewable energy resources, and other factors detailed in the Company’s public filings with the Securities and Exchange Commission.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVEX INTERNATIONAL, INC.

By:	/s/ Kendal Reed
Kendal Reed
Chief Financial Officer

Date: December 11, 2024